FINANCIAL EXPENSES (INCOME), NET (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended			111 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2013
Financial expenses:
Interest expense due to amortization of convertible notes	$ 202	$ 898	$ 0
Issuance expenses	40	137	0
Exchange rate	35	0	0
Other	7	6	9
Other Nonoperating Expense	284	1,041	9
Financial income:
Common Stock Capital Shares Reserved For Future Issuance Under Most Favored Nations Terms	(270)	(418)	(120)
Exchange rate	0	(22)	(17)
Other Nonoperating Income	(270)	(440)	(137)
Financial expense (income), net	$ 14	$ 601	$ (128)	$ 3,224